UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

CEMTREX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37464	30-0399914
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

276 Greenpoint Ave Bld. 8 Suite 208
Brooklyn, NY	11101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (631) 756-9116

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CETX	Nasdaq Capital Market
Series 1 Preferred Stock	CETXP	Nasdaq Capital Market
Series 1 Warrants	CETXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 15, 2020 the Annual Meeting of Shareholders (the “Annual Meeting”) of Cemtrex Inc. (“Centrex” or the “Company”) was held. For more information about the proposals set forth, please see the Company’s 2020 Proxy Statement. On the record date of April 9, 2020, 8,190,582 shares of Common Stock were issued and outstanding. In addition, there were 1,000,000 shares of Series A Preferred Stock outstanding which are entitled to vote 8,272,488 shares in the aggregate, 100,000 shares of Series C Preferred Stock outstanding which are entitled to vote 81,987,726 shares in the aggregate, and 2,216,683 shares of Series 1 Preferred Stock outstanding which are entitled to vote 4,433,366 shares in the aggregate, accordingly, a total of 102,884,162 voting shares. At the Annual Meeting, a total of 101,487,689 voting shares (for a quorum of 98.64%) were represented in person or by proxy at the meeting. Set forth below are the final voting results for the proposals voted on at the Annual Meeting.

Proposal 1 – Voting to elect five nominees to the Company’s Board of Directors (the “Board”) for a one-year term expiring at the next Annual Meeting of Shareholders, or until their successors are elected and qualified:

	Number of Votes
Nominee	For	Abstain	Broker Non-Votes
Saagar Govil	94,985,311	660,350	5,833,028
Aron Govil	94,993,138	652,523	5,833,028
Raju Panjwani	95,187,912	457,749	5,833,028
Sunil Verma	95,190,590	455,071	5,833,028
Mitodi Filipov	95,190,869	454,792	5,833,028

Each nominee was elected by the Company’s shareholders, consistent with the recommendation from the Board.

Proposal 2 - Ratification of the Appointment of the Company’s Independent registered public accounting firm: Voting to ratify Haynie & Company as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020:

●	For: 99,839,415
●	Against: 1,639,274

Proposal 2 was approved by the Company’s shareholders, consistent with the recommendation from the Board.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cemtrex Inc.
Date: May 19, 2020
	By:	/s/ Saagar Govil
	Name:	Saagar Govil
	Title:	President, CEO & Chairman of the Board

3